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Exhibit 99.1

THE MILLS CORPORATION
SUPPLEMENTAL INFORMATION
Table of Contents
As of September 30, 2001

Information	Page
Overview	5-6
Summary of Operating Properties	7
Summary of Properties Under Construction	8
Supplemental Financial Data	9
Property Operating Income	10-13
Unconsolidated Joint Ventures Net Income and Funds From Operations	14-15
Lease Expiration Schedule	16-17
Rental Rates	18
Average Rents	19
Summary of Outstanding Consolidated Indebtedness	20-21
Summary of Outstanding Unconsolidated Indebtedness	22-23
Specialty Store Tenant Reported Sales Analysis	24
Capital Expenditures	25-27
Key Financial Ratios	28-29

THE MILLS CORPORATION
OVERVIEW

The Company

    The Mills Corporation (the "Company") is a fully integrated, self-managed real estate investment trust ("REIT").

    The Company conducts all of its business through The Mills Limited Partnership ("the Operating Partnership"), in which it owned, as of September 30, 2001, a 1% interest as the sole general partner and a 62.81% interest as a limited partner. The Company, through the Operating Partnership, is engaged primarily in the ownership, development, redevelopment, leasing, acquisition, expansion and management of super-regional, retail and entertainment-oriented centers (the "Mills" and "Block" projects), a community shopping center and a portfolio of 46 single tenant net lease properties. As of September 30, 2001, the Operating Partnership owned or held an interest in the following operating properties, which are located in ten states and total approximately 17 million square feet.

MILLS	LOCATION
Arizona Mills	Tempe, AZ (Phoenix)
Arundel Mills	Anne Arundel County, MD (Baltimore/Washington, DC)
Concord Mills	Concord, NC (Charlotte)
Franklin Mills	Philadelphia, PA
Grapevine Mills	Grapevine, TX (Dallas/Forth Worth)
Gurnee Mills	Gurnee, IL (Chicago)
Katy Mills	Katy, TX (Houston)
Ontario Mills	Ontario, CA (Los Angeles)
Opry Mills	Nashville, TN
Potomac Mills	Woodbridge, VA (Washington, DC)
Sawgrass Mills	Sunrise, FL (Ft. Lauderdale)
The Oasis at Sawgrass	Sunrise, FL (Ft. Lauderdale)
BLOCK
The Block at Orange	Orange, CA (Los Angeles)
COMMUNITY CENTER
Liberty Plaza	Philadelphia, PA

    In addition to the operating properties, the Company owns a portfolio of single tenant net lease properties, which are located at various locations in the United States. Also, the Company is actively involved in the pre-development or development of a number of new projects, including Discover Mills (Atlanta, GA, which opened on November 2, 2001), Colorado Mills (Denver, CO), Missouri Mills (St. Louis, MO), Vaughan Mills (Toronto, Canada), Meadowlands Mills (Carlstadt, NJ), and Madrid Xanadu (Spain).

THE MILLS CORPORATION
OVERVIEW (CONTINUED)

Cautionary Statement

    Certain information contained in this Supplemental Information package may constitute "forward-looking statements" for the purposes of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations and are not guaranties of future performance.

    Forward-looking statements, which can be identified by the use of forward-looking terminology such as "may", "will", "expect", "anticipate", "estimate", "would be" or "continue" or the negative thereof or other variations thereon or comparable terminology, are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends, and uncertainties are the general economic climate; the supply and demand for retail properties; interest rate levels; the availability to the Company of financing for its development projects; and other risks associated with the development, acquisition, and operation of retail properties, including risks that the development of a project may not be completed on schedule, that the Company may not be able to lease available space to tenants at favorable rental rates, that tenants will not take occupancy or pay rent in accordance with their leases, or that development or operating costs may be greater than anticipated, as well as those risks described in Exhibit 99.1 to the Current Report on Form 8-K filed on August 24, 2001 with the Securities and Exchange Commission.

    The Company undertakes no duty or obligation to publicly announce any revisions to, or updates of these forward-looking statements that may result from future events or circumstances.

Funds From Operations:

    The Company generally considers Funds From Operations ("FFO") a widely used and appropriate measure of performance for an equity REIT which provides a relevant basis for comparison among REITs. FFO as defined by the National Association of Real Estate Investment Trusts ("NAREIT") means income (loss) before minority interest (determined in accordance with accounting principles generally accepted in the United States ("GAAP")), excluding gains (losses) from debt restructuring and sales of depreciated property, plus real estate related depreciation and amortization after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the performance of the Company. The Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs and liquidity, including the ability to make distributions, and (iii) should not be considered as an alternative to net income (determined in accordance with GAAP) for purposes of evaluating the Company's operating performance.

THE MILLS CORPORATION
SUMMARY OF OPERATING PROPERTIES

    The following table presents certain information with respect to the operating properties as of September 30, 2001:

Name/Location	Metropolitan Area Serviced	Year Opened/ Acquired	Total GLA (Sq. Ft.) (1)	Anchor Store GLA (Sq. Ft.) (1)	Specialty Store GLA (Sq. Ft.) (1)	No. of Anchor Stores (2)
Mills
Potomac Mills Woodbridge, VA	Washington, DC/ Baltimore	1985	1,635,061	1,008,915	626,146	18
Franklin Mills Philadelphia, PA	Philadelphia/ Wilmington	1989	1,738,627	1,145,600	593,027	19
Sawgrass Mills Sunrise, FL	Fort Lauderdale, FL/ Miami/Palm Beach	1990	1,844,679	1,172,536	672,143	19
Gurnee Mills Gurnee, IL	Chicago/Milwaukee	1991	1,537,211	901,910	635,301	14
Ontario Mills Ontario, CA	Los Angeles	1996	1,423,862	930,888	492,974	21
Grapevine Mills Grapevine, TX	Dallas/Forth Worth	1997	1,545,739	1,026,628	519,111	20
Arizona Mills Tempe, AZ	Phoenix	1997	1,227,442	705,967	521,475	17
The Oasis at Sawgrass Sunrise, FL	Fort Lauderdale, FL/ Miami/Palm Beach	1999	287,372	132,169	155,203	3
Concord Mills Concord, NC	Charlotte	1999	1,247,394	691,342	556,052	16
Katy Mills Houston, TX	Houston	1999	1,189,816	604,892	584,924	13
Opry Mills Nashville, TN	Nashville	2000	1,093,809	575,174	518,635	14
Arundel Mills Anne Arundel County, MD	Baltimore/ Washington, DC	2000	1,029,662	491,349	538,313	12

Mills Totals/ Weighted Averages			15,800,674	9,387,370	6,413,304	186

The Block
The Block at Orange	Los Angeles/ Orange County	1998	655,117	384,716	270,401	10

Community Center
Liberty Plaza	Philadelphia	1994	373,754	319,255	54,499	4

Notes:

(1)
Presents gross leaseable area ("GLA") of each of our operating properties. GLA includes 960,933 square feet owned by certain store tenants as follows: Potomac Mills — 80,000 square feet; Franklin Mills — 209,612 square feet; Sawgrass Mills — 281,774 square feet; Gurnee Mills — 250,806 square feet; Liberty Plaza — 13,741 square feet; and Ontario Mills — 125,000 square feet.

(2)
Anchor stores include all stores occupying more than 20,000 square feet and certain store tenants described in footnote (1).

THE MILLS CORPORATION
SUMMARY OF PROPERTIES UNDER CONSTRUCTION

Name/Location	Metropolitan Area Serviced	Anticipated Opening Date	Approx. GLA (Sq. Ft.) (1,2)	Estimated Aggregate Project Cost (1)	Required Equity from Company	Company's Equity at 9/30/01	Anchor Store Tenant Commitments
				(millions)	(millions)	(millions)
Discover Mills Atlanta, GA	Atlanta	Fall 2001 (3)	1,200,000	$235	$—	$—	11
Colorado Mills Lakewood, CO	Denver	Fall 2002	1,200,000	$201	$26	$15	3
Madrid Xanadu Madrid, Spain	Madrid	Spring 2003	1,200,000	$190	$60	$9	2

Notes:

(1)
Anticipated Opening Dates, Approximate GLA and Estimated Aggregate Project Cost are subject to adjustment as a result of factors inherent in the development process, some of which may not be under the direct control of the Company.

(2)
Approximate GLA includes space that may be owned by certain anchor store tenants.

(3)
Discover Mills opened on November 2, 2001.

THE MILLS CORPORATION
SUPPLEMENTAL FINANCIAL DATA
(unaudited, in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2001	2000	2001	2000
Statements of Operations Data:
Revenues
Minimum rents	$26,444	$24,370	$78,609	$76,292
Percentage rents	173	436	278	1,073
Recoveries from tenants	12,082	12,611	37,077	39,139
Other property revenue	4,545	2,373	9,842	6,873
Management fee income from affiliated joint ventures	$2,071	$2,599	$7,214	$6,213
Other fee income from affiliated joint ventures	2,243	3,187	7,472	8,099

Total operating revenues	47,558	45,576	140,492	137,689

Expenses
Recoverable from tenants	11,497	10,968	31,274	33,616
Other operating	2,120	1,352	3,572	3,711
General and administrative	3,113	3,652	9,636	10,787
Depreciation and amortization	9,328	8,730	28,222	26,418

Total operating expenses	26,058	24,702	72,704	74,532

Operating income	21,500	20,874	67,788	63,157
Other income and expenses
Equity in earnings of unconsolidated joint ventures	2,896	1,860	4,963	6,049
Interest income	1,173	2,521	3,050	3,833
Interest expense, net	(14,419)	(14,323)	(44,643)	(43,184)
Other income (expense)	1,205	371	23	(276)

Income before gain sale of community centers, extraordinary items, and minority interests	12,355	11,303	31,181	29,579
Gain on sale of community centers	—	18,370	—	18,370

Income before extraordinary items and minority interests	12,355	29,673	31,181	47,949
Extraordinary losses on debt extinguishment	(467)	—	(16,624)	(3,147)
Equity in extraordinary losses on debt extinguishments of unconsolidated joint ventures	(19)	—	(127)	—

Income before minority interests	11,869	29,673	14,430	44,802
Minority interests	(4,682)	(11,994)	(5,692)	(18,116)

Net income	$7,187	$17,679	$8,738	$26,686

Income per share before extraordinary item (Basic)	$0.30	$0.76	$0.78	$1.23

Income per share before extraordinary item (Diluted)	$0.29	$0.76	$0.77	$1.23

Net income per share (Basic)	$0.29	$0.76	$0.36	$1.15

Net income per share (Diluted)	$0.28	$0.76	$0.36	$1.15

Funds from Operations:
Income before extraordinary items and minority interests	$12,355	$29,673	$31,181	$47,949
Adjustments:
Add: Depreciation and amortization of real estate assets	8,564	7,936	25,736	24,403
Add: Real estate depreciation and amortization of unconsolidated joint ventures	8,655	6,633	25,707	19,968
Less: Gain on sale of community centers	—	(18,370)	—	(18,370)

Funds from operations	$29,574	$25,872	$82,624	$73,950

Basic:
Weighted average shares	25,468	23,288	24,082	23,231
Weighted average shares and units	41,296	39,116	39,910	39,059
Diluted:
Weighted average shares	26,007	23,311	24,514	23,287
Weighted averages shares and units	41,834	39,139	40,342	39,115
Supplemental Operational Data:
Disposed Properties (1)
Revenues	$(51)	$1,928	$2,303	$12,809
Property operating costs	—	841	(580)	3,363
Interest expense	—	766	—	4,877
Depreciation and amortization	—	351	—	2,581
Acquired Properties (1)
Revenues	$2,518	$—	$7,554	$—
Property operating costs	(12)	—	22	—
Interest expense	2,040	—	6,112	—
Depreciation and amortization	655	—	1,956	—

Note:

(1)
During the third quarter of 2000, the Company sold ten of its eleven community centers ("Disposed Properties"). During the third and the fourth quarters of 2000, the Company used the proceeds from the sale of the Disposed Properties to acquire 46 single tenant net lease properties ("Acquired Properties").

THE MILLS CORPORATION
PROPERTY OPERATING INCOME
(unaudited, in thousands)

    The following table presents the property operating income for our wholly-owned properties and unconsolidated joint venture properties and provides details about certain line items within the Supplemental Financial Data shown on page 9. The information in the table is not intended to represent net income according to accounting principles generally accepted in the United States.

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2001

Wholly-Owned Properties	Stabilized Properties (2)	Net Lease Properties (3)	Disposed Properties (4)	Total
Rental Revenues
Minimum rent	$23,910	$2,518	$16	$26,444
Percentage rent	173	—	—	173
Recoveries from tenants	12,069	—	13	12,082
Other property revenues	4,625	—	(80)	4,545

Total rental revenues	40,777	2,518	(51)	43,244
Property Operating Costs
Recoverable from tenants	11,497	—	—	11,497
Other operating (1)	2,132	(12)	—	2,120

Total property operating costs	13,629	(12)	—	13,617

Property Operating Income	$27,148	$2,530	$(51)	$29,627

Unconsolidated Joint Venture Properties	Stabilized Properties (2)	New Properties (5)	Other	Total
Rental Revenues
Minimum rent	$20,350	$22,087	$—	$42,437
Percentage rent	445	128	—	573
Recoveries from tenants	8,064	8,724	—	16,788
Other property revenues	3,920	1,857	12	5,789

Total rental revenues	32,779	32,796	12	65,587
Property Operating Costs
Recoverable from tenants	6,591	8,173	—	14,764
Other operating (1)	747	991	79	1,817

Total property operating costs	7,338	9,164	79	16,581

Property Operating Income	$25,441	$23,632	$(67)	$49,006

Notes:

(1)
Total property operating costs exclude management fees as follows: wholly owned properties — $1,028 and joint venture properties — $2,308.

(2)
Stabilized wholly-owned properties include Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, Liberty Plaza and Mainstreet, the Company's push cart program. Stabilized unconsolidated joint venture properties include Ontario Mills, Grapevine Mills, Arizona Mills and The Block at Orange.

(3)
During the third and fourth quarters of 2000, the Company acquired a portfolio of 46 single tenant net lease properties (the "Net Lease Properties") from an unrelated third party.

(4)
During the third quarter of 2000, the Company sold ten of its eleven community centers (the "Disposed Properties") to an unrelated third party.

(5)
New unconsolidated joint venture properties include The Oasis at Sawgrass, Concord Mills, Katy Mills, Opry Mills and Arundel Mills.

THE MILLS CORPORATION
PROPERTY OPERATING INCOME
(unaudited, in thousands)

    The following table presents the property operating income for our wholly-owned properties and unconsolidated joint venture properties and provides details about certain line items within the Supplement Financial Data shown on page 9. The information in the table is not intended to represent net income according to accounting principles generally accepted in the United States.

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2000

Wholly-Owned Properties	Stabilized Properties (2)	Disposed Properties (3)	Total
Rental Revenues
Minimum rent	$22,911	$1,459	$24,370
Percentage rent	415	21	436
Recoveries from tenants	12,261	350	12,611
Other property revenue	2,275	98	2,373

Total rental revenues	37,862	1,928	39,790
Property Operating Costs
Recoverable from tenants	10,216	752	10,968
Other operating (1)	1,263	89	1,352

Total property operating costs	11,479	841	12,320

Property Operating Income	$26,383	$1,087	$27,470

Unconsolidated Joint Venture Properties	Stabilized Properties (2)	New Properties (4)	Other	Total
Rental Revenues
Minimum rent	$20,790	$17,034	$38	$37,862
Percentage rent	417	49	—	466
Recoveries from tenants	8,108	6,175	1	14,284
Other property revenue	2,682	1,217	—	3,899

Total rental revenues	31,997	24,475	39	56,511
Property Operating Costs
Recoverable from tenants	7,413	5,789	—	13,202
Other operating (1)	1,548	691	170	2,409

Total property operating costs	8,961	6,480	170	15,611

Property Operating Income	$23,036	$17,995	$(131)	$40,900

Notes:

(1)
Total property operating costs exclude management fees as follows: wholly owned properties — $949 and joint venture properties — $1,999.

(2)
Stabilized wholly-owned properties include Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, Liberty Plaza and Mainstreet, the Company's push cart program. Stabilized unconsolidated joint venture properties include Ontario Mills, Grapevine Mills, Arizona Mills and The Block at Orange.

(3)
During the third quarter of 2000, the Company sold ten of its eleven community centers (the "Disposed Properties") to an unrelated third party.

(4)
New unconsolidated joint venture properties include The Oasis at Sawgrass, Concord Mills, Katy Mills and Opry Mills.

THE MILLS CORPORATION
PROPERTY OPERATING INCOME
(unaudited, in thousands)

    The following table presents the property operating income for our wholly-owned properties and unconsolidated joint venture properties and provides details about certain line items within the Supplement Financial Data shown on page 9. The information in the table is not intended to represent net income according to accounting principles generally accepted in the United States.

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001

Wholly-Owned Properties	Stabilized Properties (2)	Single Tenant Net Lease Properties (3)	Disposed Properties (4)	Total
Rental Revenues
Minimum rent	$70,597	$7,554	$458	$78,609
Percentage rent	278	—	—	278
Recoveries from tenants	36,299	—	778	37,077
Other property revenue	8,775	—	1,067	9,842

Total rental revenues	115,949	7,554	2,303	125,806
Property Operating Costs
Recoverable from tenants	31,274	—	—	31,274
Other operating (1)	4,130	22	(580)	3,572

Total property operating costs	35,404	22	(580)	34,846

Property Operating Income	$80,545	$7,532	$2,883	$90,960

Unconsolidated Joint Venture Properties	Stabilized Properties (2)	New Properties (5)	Other	Total
Rental Revenues
Minimum rent	$62,075	$67,107	$—	$129,182
Percentage rent	853	729	—	1,582
Recoveries from tenants	25,400	25,413	—	50,813
Other property revenue	7,193	5,031	55	12,279

Total rental revenues	95,521	98,280	55	193,856
Property Operating Costs
Recoverable from tenants	22,183	23,083	—	45,266
Other operating (1)	2,331	3,151	178	5,660

Total property operating costs	24,514	26,234	178	50,926

Property Operating Income	$71,007	$72,046	$(123)	$142,930

Notes:

(1)
Total property operating costs exclude management fees as follows: wholly owned properties — $3,073 and joint venture properties — $6,932.

(2)
Stabilized wholly-owned properties include Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, Liberty Plaza and Mainstreet, the Company's push cart program. Stabilized unconsolidated joint venture properties include Ontario Mills, Grapevine Mills, Arizona Mills and The Block at Orange.

(3)
During the third and fourth quarters of 2000, the Company acquired a portfolio of 46 single tenant net lease properties (the "Net Lease Properties") from an unrelated third party.

(4)
During the third quarter of 2000, the Company sold ten of its eleven community centers (the "Disposed Properties") to an unrelated third party.

(5)
New unconsolidated joint venture properties include The Oasis at Sawgrass, Concord Mills, Katy Mills, Opry Mills and Arundel Mills.

THE MILLS CORPORATION
PROPERTY OPERATING INCOME
(unaudited, in thousands)

    The following table presents the property operating income for our wholly-owned properties and unconsolidated joint venture properties and provides details about certain line items within the Supplement Financial Data shown on page 9. The information in the table is not intended to represent net income according to accounting principles generally accepted in the United States.

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000

Wholly-Owned Properties	Stabilized Properties (2)	Disposed Properties (3)	Total
Rental Revenues
Minimum rent	$67,023	$9,269	$76,292
Percentage rent	959	114	1,073
Recoveries from tenants	36,249	2,890	39,139
Other property revenue	6,337	536	6,873

Total rental revenues	110,568	12,809	123,377
Property Operating Costs
Recoverable from tenants	30,453	3,163	33,616
Other operating (1)	3,511	200	3,711

Total property operating costs	33,964	3,363	37,327

Property Operating Income	$76,604	$9,446	$86,050

Unconsolidated Joint Venture Properties	Stabilized Properties (2)	New Properties (4)	Other	Total
Rental Revenues
Minimum rent	$61,558	$42,725	$114	$104,397
Percentage rent	1,057	342	—	1,399
Recoveries from tenants	24,837	15,678	3	40,518
Other property revenue (5)	12,499	3,187	—	15,686

Total rental revenues	99,951	61,932	117	162,000
Property Operating Costs
Recoverable from tenants	23,192	14,961	—	38,153
Other operating (1)	2,947	1,512	283	4,742

Total property operating costs	26,139	16,473	283	42,895

Property Operating Income	$73,812	$45,459	$(166)	$119,105

Notes:

(1)
Total property operating costs exclude management fees as follows: wholly owned properties — $3,053 and joint venture properties — $5,420.

(2)
Stabilized wholly-owned properties include Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, Liberty Plaza and Mainstreet, the Company's push cart program. Stabilized unconsolidated joint venture properties include Ontario Mills, Grapevine Mills, Arizona Mills and The Block at Orange.

(3)
During the third quarter of 2000, the Company sold ten of its eleven community centers (the "Disposed Properties") to an unrelated third party.

(4)
New unconsolidated joint venture properties include The Oasis at Sawgrass, Concord Mills, Katy Mills and Opry Mills.

(5)
Included in other property revenue are lease termination fees of $6,381 related to a common tenant at several stabilized unconsolidated joint venture properties.

THE MILLS CORPORATION
UNCONSOLIDATED JOINT VENTURES
NET INCOME AND FUNDS FROM OPERATIONS
(unaudited, in thousands)

	Three Months Ended September 30,
	2001	2000
Revenues
Minimum rents	$42,437	$37,862
Percentage rents	573	466
Recoveries from tenants	16,788	14,284
Other revenues	5,789	3,899

Total revenues	65,587	56,511

Expenses
Recoverable from tenants	14,764	13,202
Other operating expenses (1)	4,125	4,411
Depreciation and amortization	22,031	17,944

Total expenses	40,920	35,557

Operating Profit	24,667	20,954
Interest income	2,181	2,666
Interest expense	(21,582)	(20,777)
Other	(1,075)	(557)

Income before Gain on Land Sales and Extraordinary Items	4,191	2,286
Gain on land sales	1,377	250

Income before Extraordinary Item	5,568	2,536
Extraordinary loss on extinguishment of debt	(85)	—

Net Income	$5,483	$2,536

Reconciliation of Income Before Extraordinary Items to Funds From Operations:
Income before Extraordinary Items	$5,568	$2,536
Adjustments:
Depreciation and amortization of real estate assets	22,031	16,545

Funds From Operations	$27,599	$19,081

Mills Allocations:
Mills share of FFO	$11,551	$8,493
Management fees due Mills	1,780	1,619

Total Mills FFO	$13,331	$10,112

Mills share of net income	$2,896	$1,860

Note:

(1)
Total property operating costs include management fees of $2,308 and $1,999 for the three months ended September 30, 2001 and 2000, respectively.

THE MILLS CORPORATION
UNCONSOLIDATED JOINT VENTURES
NET INCOME AND FUNDS FROM OPERATIONS
(unaudited, in thousands)

	Nine Months Ended September 30,
	2001	2000
Revenues
Minimum rents	$129,182	$104,397
Percentage rents	1,582	1,399
Recoveries from tenants	50,813	40,518
Other revenues	12,279	15,686

Total revenues	193,856	162,000

Expenses
Recoverable from tenants	45,266	38,153
Other operating expenses (1)	12,592	10,166
Depreciation and amortization	65,881	56,340

Total expenses	123,739	104,659

Operating Profit	70,117	57,341
Interest income	6,473	6,871
Interest expense	(66,631)	(52,422)
Other	(1,632)	(1,005)

Income before Gain on Land Sales and Extraordinary Items	8,327	10,785
Gain on land sales	1,377	2,651

Income before Extraordinary Item	9,704	13,436
Extraordinary loss on extinguishment of debt	(527)	—

Net Income	$9,177	$13,436

Reconciliation of Income before Extraordinary Items to Funds From Operations:
Income before Extraordinary Items	$9,704	$13,436
Adjustments:
Depreciation and amortization of real estate assets	65,881	52,572

Funds From Operations	$75,585	$66,008

Mills Allocations:
Mills share of FFO	$30,670	$26,017
Management fees due Mills	5,316	4,329

Total Mills FFO	$35,986	$30,346

Mills share of net income	$4,963	$6,049

Note:

(1)
Total property operating costs include management fees of $6,932 and $5,420 for the nine months ended September 30, 2001 and 2000 respectively.

THE MILLS CORPORATION
LEASE EXPIRATION SCHEDULE
Wholly-Owned Properties (1)
(unaudited)

    The following table summarizes lease expirations assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the product of the monthly contractual minimum rent of the expiring leases as of September 30, 2001 multiplied by 12.

Anchor Tenant Expirations (2), (3)

Lease Expiration Year	Number of Leases Expiring	Square Footage of Leased Area	Annualized Minimum Rents Under Expiring Leases	Annualized Minimum Rents per Square Foot	Percent of Total Leased Square Footage Represented by Expiring Leases	Percent of Total Minimum Rents Represented by Expiring Leases
2001	3	124,788	$811,435	$6.50	3.63%	2.90%
2002	6	242,716	1,533,505	6.32	7.06%	5.49%
2003	7	411,050	2,614,335	6.36	11.96%	9.35%
2004	9	421,103	3,714,524	8.82	12.26%	13.29%
2005	9	270,651	3,060,907	11.31	7.88%	10.95%
2006	7	490,477	4,131,158	8.42	14.28%	14.78%
2007	3	92,072	878,394	9.54	2.68%	3.14%
2008	4	326,169	2,537,479	7.78	9.49%	9.08%
2009	3	348,643	2,416,644	6.93	10.15%	8.66%
2010	5	238,079	2,065,139	8.67	6.93%	7.39%
2011	2	107,012	1,147,706	10.73	3.11%	4.11%
After 2011	6	363,139	3,036,513	8.36	10.57%	10.86%

	64	3,435,899	$27,947,739	$8.13	100.00%	100.00%

Specialty Tenant Expirations

Lease Expiration Year	Number of Leases Expiring	Square Footage of Leased Area	Annualized Minimum Rents Under Expiring Leases	Annualized Minimum Rents per Square Foot	Percent of Total Leased Square Footage Represented by Expiring Leases	Percent of Total Minimum Rents Represented by Expiring Leases
2001	68	183,264	$4,526,268	$24.70	7.97%	7.61%
2002	115	332,847	8,287,751	24.90	14.48%	13.93%
2003	116	358,124	9,290,394	25.94	15.58%	15.62%
2004	74	243,522	5,936,623	24.38	10.59%	9.98%
2005	114	446,096	11,364,317	25.48	19.41%	19.11%
2006	83	241,945	6,326,463	26.15	10.53%	10.64%
2007	35	99,437	2,932,403	29.49	4.33%	4.93%
2008	21	55,822	1,631,543	29.23	2.43%	2.74%
2009	19	67,213	1,831,462	27.25	2.92%	3.07%
2010	34	89,132	2,805,008	31.47	3.88%	4.72%
2011	34	119,789	3,194,955	26.67	5.21%	5.37%
After 2011	15	61,328	1,353,935	22.08	2.67%	2.28%

	728	2,298,519	$59,481,122	$25.88	100.00%	100.00%

Total Tenant Expirations

Lease Expiration Year	Number of Leases Expiring	Square Footage of Leased Area	Annualized Minimum Rents Under Expiring Leases	Annualized Minimum Rents per Square Foot	Percent of Total Leased Square Footage Represented by Expiring Leases	Percent of Total Minimum Rents Represented by Expiring Leases
2001	71	308,052	$5,337,703	$17.33	5.37%	6.11%
2002	121	575,563	9,821,256	17.06	10.04%	11.23%
2003	123	769,174	11,904,729	15.48	13.41%	13.62%
2004	83	664,625	9,651,147	14.52	11.59%	11.04%
2005	123	716,747	14,425,224	20.13	12.50%	16.50%
2006	90	732,422	10,457,621	14.28	12.77%	11.96%
2007	38	191,509	3,810,797	19.90	3.34%	4.36%
2008	25	381,991	4,169,022	10.91	6.66%	4.77%
2009	22	415,856	4,248,106	10.22	7.25%	4.85%
2010	39	327,211	4,870,147	14.88	5.71%	5.57%
2011	36	226,801	4,342,661	19.15	3.96%	4.97%
After 2011	21	424,467	4,390,448	10.34	7.40%	5.02%

	792	5,734,418	$87,428,861	$15.25	100.00%	100.00%

Notes:

(1)
Excludes 835,933 square feet of GLA owned by tenants and a ground lease of 152,370 square feet.
(2)
Anchor tenants are defined as any tenant whose GLA equals or exceeds 20,000 square feet.
(3)
For lease expiration purposes, 59,480 square feet of GLA has been reclassified from the Unconsolidated Joint Venture Properties to the Wholly-Owned Properties to reflect a sale-leaseback transaction.

THE MILLS CORPORATION
LEASE EXPIRATION SCHEDULE (continued)
Unconsolidated Joint Venture Properties (1)
(unaudited)

    The following table summarizes lease expirations, assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the product of the monthly contractual minimum rent of the expiring leases as of September 30, 2001 multiplied by 12.

Anchor Tenant Expirations (2), (3)

Lease Expiration Year	Number of Leases Expiring	Square Footage of Leased Area	Annualized Minimum Rents Under Expiring Leases	Annualized Minimum Rents per Square Foot	Percent of Total Leased Square Footage Represented by Expiring Leases	Percent of Total Minimum Rents Represented by Expiring Leases
2001	0	—	$—	$—	—	—
2002	1	23,329	279,948	12.00	0.46%	0.43%
2003	2	44,258	531,096	12.00	0.87%	0.82%
2004	3	72,842	896,068	12.30	1.43%	1.38%
2005	3	62,472	730,798	11.70	1.22%	1.13%
2006	5	125,082	1,535,208	12.27	2.45%	2.37%
2007	12	321,252	4,911,683	15.29	6.29%	7.58%
2008	7	213,378	2,971,398	13.93	4.18%	4.59%
2009	23	722,539	10,302,206	14.26	14.15%	15.90%
2010	28	905,473	12,143,469	13.41	17.73%	18.75%
2011	7	305,105	2,743,403	8.99	5.97%	4.23%
After 2011	33	2,311,303	27,735,933	12.00	45.25%	42.82%

	124	5,107,033	$64,781,210	$12.68	100.00%	100.00%

Specialty Tenant Expirations

Lease Expiration Year	Number of Leases Expiring	Square Footage of Leased Area	Annualized Minimum Rents Under Expiring Leases	Annualized Minimum Rents per Square Foot	Percent of Total Leased Square Footage Represented by Expiring Leases	Percent of Total Minimum Rents Represented by Expiring Leases
2001	55	216,213	$4,373,679	$20.23	5.92%	4.65%
2002	135	397,464	9,362,725	23.56	10.88%	9.95%
2003	91	286,541	7,202,380	25.14	7.84%	7.65%
2004	124	471,193	10,553,096	22.40	12.90%	11.21%
2005	124	442,157	10,901,313	24.65	12.10%	11.58%
2006	82	259,821	6,927,521	26.66	7.11%	7.36%
2007	86	257,877	6,738,952	26.13	7.06%	7.16%
2008	69	201,730	6,382,022	31.64	5.52%	6.78%
2009	83	266,682	7,697,568	28.86	7.30%	8.18%
2010	133	492,967	13,949,065	28.30	13.49%	14.82%
2011	54	260,379	7,176,051	27.56	7.13%	7.62%
After 2011	13	100,194	2,853,457	28.48	2.75%	3.04%

	1,049	3,653,218	$94,117,829	$25.76	100.00%	100.00%

Total Tenant Expirations

Lease Expiration Year	Number of Leases Expiring	Square Footage of Leased Area	Annualized Minimum Rents Under Expiring Leases	Annualized Minimum Rents per Square Foot	Percent of Total Leased Square Footage Represented by Expiring Leases	Percent of Total Minimum Rents Represented by Expiring Leases
2001	55	216,213	$4,373,679	$20.23	2.47%	2.75%
2002	136	420,793	9,642,673	22.92	4.80%	6.07%
2003	93	330,799	7,733,476	23.38	3.78%	4.87%
2004	127	544,035	11,449,164	21.04	6.21%	7.21%
2005	127	504,629	11,632,111	23.05	5.76%	7.32%
2006	87	384,903	8,462,729	21.99	4.39%	5.33%
2007	98	579,129	11,650,635	20.12	6.61%	7.33%
2008	76	415,108	9,353,420	22.53	4.74%	5.88%
2009	106	989,221	17,999,774	18.20	11.29%	11.33%
2010	161	1,398,440	26,092,534	18.66	15.96%	16.42%
2011	61	565,484	9,919,454	17.54	6.46%	6.24%
After 2011	46	2,411,497	30,589,390	12.68	27.53%	19.25%

	1,173	8,760,251	$158,899,039	$18.14	100.00%	100.00%

Notes:

(1)
Excludes 125,000 square feet of GLA owned by tenants and a ground lease of 177,063 square feet.
(2)
Anchor tenants are defined as any tenant whose GLA equals or exceeds 20,000 square feet.
(3)
For lease expiration purposes, 59,480 square feet of GLA has been reclassified from the Unconsolidated Joint Venture Properties to the Wholly-Owned Properties to reflect a sale-leaseback transaction.

THE MILLS CORPORATION
RENTAL RATES (1)
(unaudited)

    The following tables present the average base rent per leased square foot of store openings and closings for the anchor and specialty tenant stores in the aggregate (except as noted in footnote (1)) for the nine months ended September 30, 2001 and each of the four years ended December 31, 2000, 1999, 1998 and 1997.

ANCHOR STORES
	Store Openings During Period		Store Closings During Period		Releasing Spread (2)
Period	Average Base Rent Per Sq. Ft.	Total Sq. Ft.	Average Base Rent Per Sq. Ft.	Total Sq. Ft.
Nine Months ended September 30, 2001	$6.96	20,286	$6.43	424,588	$0.53	8.23%
Year Ended December 31, 2000	14.24	313,287	10.16	177,003	4.08	40.16%
Year Ended December 31, 1999	10.39	297,754	9.05	112,302	1.34	14.81%
Year Ended December 31, 1998	11.94	234,059	8.48	224,636	3.46	40.80%
Year Ended December 31, 1997	7.33	393,342	7.32	233,471	0.01	0.14%
SPECIALTY STORES
	Store Openings During Period		Store Closings During Period		Releasing Spread (2)
Period	Average Base Rent Per Sq. Ft.	Total Sq. Ft.	Average Base Rent Per Sq. Ft.	Total Sq. Ft.
Nine Months ended September 30, 2001	$27.84	458,088	$23.76	658,665	$4.08	17.17%
Year Ended December 31, 2000	29.07	423,771	25.16	391,141	3.91	15.54%
Year Ended December 31, 1999	26.09	318,864	24.50	454,633	1.59	6.49%
Year Ended December 31, 1998	23.43	405,408	21.80	339,988	1.63	7.48%
Year Ended December 31, 1997	22.83	415,593	20.92	402,105	1.91	9.13%

Notes:

(1)
Opry Mills and Arundel Mills are excluded from this analysis, because they are in their initial lease-up phase. For the same reason, Ontario Mills is excluded for 1997, Grapevine Mills and Arizona Mills are excluded for 1998, The Block at Orange is excluded for 1999 and 2000, and The Oasis at Sawgrass, Concord Mills and Katy Mills are excluded for 2000.

(2)
The releasing spread is the difference between per square foot openings and per square foot closings for the nine months ended September 30, 2001 and for each of the years ended December 31, 2000, 1999, 1998, and 1997. The releasing spreads for the nine months ended September 30, 2001 may not be representative of annualized leasing spreads due to the limited time period.

THE MILLS CORPORATION
AVERAGE RENTS
(unaudited)

    The following table presents certain information regarding operating rents with respect to the existing Mills and The Block at Orange for the nine months ended September 30, 2001 and each of the four years ended December 31, 2000, 1999, 1998, and 1997.

		MINIMUM PLUS PERCENTAGE RENT (1)
			TOTAL STORES		ANCHOR STORES		SPECIALTY STORES
Year		AVERAGE PERCENT LEASED (2)	TOTAL	PER SQ. FT.	TOTAL	PER SQ. FT.	TOTAL	PER SQ. FT.
2001		94%	$265,152,029	$18.09	$96,296,943	$11.19	$168,855,086	$28.54
2000		95%	219,861,786	17.12	78,834,651	10.08	141,027,135	27.94
1999	(3)	96%	166,145,597	16.41	57,382,233	9.55	108,763,364	26.43
1998	(3)	96%	143,417,531	15.41	47,700,311	8.65	95,717,220	25.24
1997	(3)	94%	98,587,164	14.65	30,145,762	7.58	68,441,402	24.84

Notes:

(1)
Amounts exclude Mainstreet rental income of $1,634,000 for 2001, $4,308,000 for 2000, $2,659,00 for 1999, $2,511,000 for 1998, and $2,251,000 for 1997.

(2)
Average percent leased is defined as total average space leased for which rent was being paid, excluding tenants with leases having a term of less than one year.

(3)
Annual rent excludes $500,000 of ground lease rent for 1999 and $800,000 of ground lease rent for each of 1998 and 1997.

THE MILLS CORPORATION
SUMMARY OF OUTSTANDING CONSOLIDATED INDEBTEDNESS
As of September 30, 2001
(unaudited, dollars in thousands)

	Principal Balance	Interest Rate Type	Annual Interest Rate	Annual Interest		Maturity Date		Earliest date at which debt can be repaid	Recourse to Company or Operating Partnership
Potomac Mills/Gurnee Mills	$353,679	Fixed	7.460%	$26,384		3/10/11	(1)	(2)	0%
Franklin Mills and Liberty Plaza									0%
Tranche A	105,439	Fixed	7.882%	8,311		5/5/07	(3)	(4)	0%
Mortgage Loan	19,163	Fixed	7.440%	1,426		5/5/07	(3)	(4)	0%
Mortgage Loan	12,485	Fixed	6.220%	779		5/5/07	(3)	(4)	0%
Sawgrass Mills
Mortgage Loan	253,408	Fixed	7.180%	18,195		7/7/06	(5)	(5)	0%
Mezzanine Loan	31,243	Variable	450 bp over Libor	2,228	(6)	7/7/06	(7)	(7)	0%
CVS Portfolio (25 stores)	35,967	Fixed	7.960%	2,863		10/10/10		(8)	0%
CVS Portfolio (25 stores)	28,330	Fixed	9.350%	2,649		1/10/23		(9)	0%
CVS Portfolio (21 stores)	39,954	Fixed	6.498%	2,596		8/6/18		(10)	0%
Concord Mills Residual III	10,976	Variable	225 bp over Libor	536	(6)	12/31/02	(11)	(12)	100	%(11)

Total Property Mortgages	$890,644			$65,965

Corporate Misc.	2,400	Fixed	7.180%	172		7/15/02		(13)	0%
Mainstreet Retail	11,925	Variable	425 bp over Libor	820		7/21/10		(14)	100	%(14)
Foodbrand (Katy/Franklin/Opry)	10,347	Fixed	11.088%	1,147		7/15/05		(15)	100	%(15)
Foodbrand (Arundel)	2,199	Fixed	9.249%	203		10/30/05		(15)	100	%(15)
Corporate Term Loan	45,000	Variable	225 bp over Libor	2,196	(6)	6/1/03		(16)	0%
Corporate Line of Credit	—	Variable	275 bp over Libor	—	(6)	6/1/02	(17)	(12)	0%
Sawgrass Residual	2,871	Variable	165 bp over Libor	123	(6)	1/18/02		(18)	0%

Total consolidated indebtedness	$965,386			$70,626

Notes:

(1)
The debt is a 30-year amortizing loan with an anticipated balloon repayment date of March 10, 2011. In the event the mortgage loan is not repaid by the effective maturity date (March 10, 2011), the annual interest rate for each note will be increased to the greater of the stated rate plus 5% or the existing treasury rate plus 5%.

(2)
Prepayments, in whole or in part, are not permitted prior to December 10, 2010. After this date, and upon at least 30 days notice to Lender, prepayment in whole is permitted. Prior to December 10, 2010 and provided certain requirements have been completed and no even of default is outstanding, Borrower may defease a part or all of the outstanding loan balance through the establishment of defeasance collateral with the Lenders.

(3)
This indebtedness is a 30-year amortizing loan with an anticipated balloon repayment on May 5, 2007. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate will be increased by 5% per annum in excess of the stated interest rate. In addition, excess cash flow available after payment of the increased interest rate and scheduled amortization will be used to reduce the principal balance of the loan.

(4)
This indebtedness may be prepaid, without a prepayment penalty, beginning 180 days prior to May 5, 2007. Prior to that date, there is no right to prepay the indebtedness, except that $12,500 of the principal balance, which has been allocated to the Liberty Plaza community shopping center, may be defeased through the establishment of defeasance collateral (which may include government or agency securities that have the full faith and credit of the United States government).

(5)
The debt is a 5-year amortizing mortgage loan with an anticipated balloon repayment of July 6, 2006. Prepayments are allowed after June 6, 2006 with 30-days written notice to the Lender and no prepayment penalties apply. The total loan amount is $300,000 of which $253,709 was allocated to Sawgrass and $46,291 was allocated to The Oasis at Sawgrass.

(6)
Calculated using 30-day LIBOR at 2.63%, which was the rate at September 30, 2001.

(7)
The debt is a 5-year mezzanine loan with an anticipated balloon payment on July 6, 2006. Prepayments are allowed (in whole but not in part) after July 7, 2006 with a 30-day written notice to the Lender and no prepayment penalties apply. The total loan amount is $37,000 of which $31,291 was allocated to Sawgrass and $5,709 was allocated to The Oasis at Sawgrass.

(8)
The indebtedness is a non-amortizing loan with an anticipated balloon repayment date of October 10, 2010. The loan may be prepaid upon 30 days notice to the Lender. The indebtedness may only be prepaid in whole prior to July 31, 2005, along with a prepayment penalty of not less than 1% of the principal amount repaid. After July 31, 2005 the indebtedness may be prepaid in whole or in part, along with a prepayment penalty subject to a reinvestment yield calculation. The debt is fully assignable.

(9)
The indebtedness is a non-amortizing loan with an anticipated balloon repayment date of January 10, 2023. The loan may be prepaid upon a 30-day written notice to the Lender. The indebtedness may only be prepaid in whole prior to July 31, 2005, along with a prepayment penalty of not less than 1% of the principal amount repaid. After July 31, 2005, the indebtedness may be prepaid in whole or in part, along with a prepayment penalty subject to a reinvestment yield calculation. The debt is fully assignable.

(10)
The indebtedness is an amortizing loan with an anticipated balloon repayment date of August 6, 2018. The loan may be prepaid beginning 90 days prior to August 6, 2018 provided the loan is prepaid in its entirety and includes a yield maintenance premium. The debt is fully assignable.

(11)
The total commitment under this loan is $15,000. Funds are available subject to certain performance measures and restrictive covenants. The loan is guaranteed by the Company.

(12)
The debt is prepayable, in whole or in part, at any time without prepayment penalty.

(13)
The debt is primarily corporate debt which is prepayable, in whole or in part, at any time without prepayment penalty.

(14)
The debt is a 10-year amortizing loan with a maturity date of July 21, 2010. Interest is payable at a variable rate of LIBOR plus 425 bp for the first 24 months of the loan. After the first 24 months, the interest rate will be payable at a variable rate which will be the higher of LIBOR plus 425 bp or the 7 year Treasury Rate. The collateral for the loan is the pushcarts and kiosks that are owned by Mainstreet Retail, an affiliate of the Company. The loan is guaranteed by the Company.

(15)
The indebtedness relates to capital leases for leasehold improvements and equipment for Foodbrand operations at Katy Mills, Franklin Mills, Opry Mills, and Arundel Mills. The leases have five year lease terms and are guaranteed by the Company.

(16)
The debt is a term loan secured by the Company's interest in Franklin Mills. The loan which is prepayable in whole or in part, at any time without a prepayment penalty, has a mandatory principal repayment in the amount of $10 million due on or before June 1, 2002.

(17)
The total commitment under the Line of Credit is $75,000. Funds are available subject to certain performance measures and restrictive covenants. The line bears interest at a variable rate ranging from 175 bp to 275 bp over Libor subject to certain leverage tests (See Note 6 for Libor at September 30, 2001).

(18)
The debt is prepayable, in whole or in part, at any time, upon 3 days prior notice to the Lender without prepayment penalty.

THE MILLS CORPORATION
SUMMARY OF OUTSTANDING UNCONSOLIDATED INDEBTEDNESS
As of September 30, 2001
(unaudited, dollars in thousands)

	Principal Balance	Total Commitment	Interest Rate Type	Annual Interest Rate		Annual Interest		Maturity Date		Earliest date at which debt can be repaid	Recourse to Company or Operating Partnership
Arizona Mills	$145,027		Fixed	7.895%		$11,450		10/5/10		(1)	0.0%
Grapevine Mills	155,000		Fixed	6.470%		10,029		10/1/08	(2)	(3)	0.0%
Grapevine Mills II	14,421		Fixed	8.390%		1,210		11/5/08	(4)	(1)	0.0%
Ontario Mills	140,926		Fixed	6.750%		9,513		12/1/08	(5)	(1)	0.0%
Ontario Mills II	10,449		Fixed	8.010%		837		1/5/09		(6)	0.0%
Block at Orange	134,376		Fixed	8.000%		8,160	(7)	5/1/06		(8)	100.0	%(9)
Sawgrass Phase III
Mortgage Loan	46,236		Fixed	7.180%		3,320		7/7/06		(10)	0.0%
Mezzanine Loan	5,701		Variable	450 bp over Libor		406	(11)	7/7/06		(12)	0.0%

Total Mortgage Debt	$652,136					$44,925

Concord Mills	180,288	199,000	Variable	120 bp over Libor	(13)	6,905	(11),(13)	12/2/01		(3)	10.0	%(13)
Katy Mills	155,351	158,000	Variable	175 bp over Libor		6,804	(11)	3/31/02		(14)	25.0	%(15)
Opry Mills	172,052	176,500	Fixed(16)	175 bp over Libor	(16)	13,807	(11)	10/1/02		(17)	50.0	%(18)
Arundel Mills	159,333	191,000	Variable	140 bp over Libor		6,819	(11)	5/30/03		(19)	10.0	%(20)
Arundel Mills Residual	5,242	10,000	Variable	200 bp over Libor		243	(11)	12/8/01		(21)	25.0	%(22)
Discover Mills	96,610	182,243	Variable	225 bp over Libor	(23)	4,715	(11)	4/15/04		(24)	100.0	%(25)

	$768,876	$916,743				$39,293

Total Unconsolidated Indebtedness	$1,421,012	$916,743				$84,218

Notes:

(1)
The debt may be prepaid with a prepayment penalty subject to a yield maintenance calculation. If the prepayment occurs during the three months prior to the maturity date, there is no prepayment penalty.

(2)
This indebtedness is a 30-year amortizing loan with an anticipated repayment date of October 1, 2008. The loan has an interest only payment period through September 1, 2002. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate will be the greater of (i) the loan interest rate plus 2% or (ii) the yield calculated by linear interpolation of the yields of noncallable United Sates Treasury obligations with terms (one longer and one shorter) most nearly approximating the period from such date of determination to the anticipated repayment date.

(3)
As of July 3, 2000 this indebtedness may be prepaid, in whole or in part, upon ten business days notice to the Administrative Agent.

(4)
This indebtedness is a 30-year amortizing loan with a balloon payment date of November 5, 2008.

(5)
This indebtedness is a 30-year amortizing loan with an anticipated repayment date on December 1, 2008. In the event the mortgage is not repaid by the anticipated balloon repayment date, the annual interest rate will be the greater of (i) the loan interest rate plus 5% or (ii) the Treasury Rate plus 5%.

(6)
This indebtedness may be prepaid with prepayment penalty based on a yield maintenance premium calculation. If prepayment occurs during the three months prior to the maturity date, there is no prepayment penalty.

(7)
This indebtedness is evidenced by two loans: a permanent loan in the amount of $108,000 and a mezzanine loan in the amount of $27,000. Interest on the loans is considered to be fixed at 8% due to an interest rate swap which effectively fixed the interest rate at 8%.

(8)
The indebtedness may be prepaid in whole (but not in part), on or after June 1, 2003.

(9)
The mezzanine loan is guaranteed 100% by the Company. As of September 30, 2001, the guaranteed amount was $27,000.

(10)
The debt is a 5-year amortizing mortgage loan and an anticipated balloon repayment of July 6, 2006. Prepayments are allowed after June 6, 2006 with 30-days written notice to the Lender and no prepayment penalties apply. The total loan amount is $300,000 of which $253,709 was allocated to Sawgrass and $46,291 was allocated to The Oasis at Sawgrass.

(11)
Calculated using 30-day Libor at 2.63%, which was the rate at September 30, 2001.

(12)
The debt is a 5-year mezzanine loan with an anticipated balloon payment on July 6, 2006. Prepayments are allowed (in whole but not in part) after July 7, 2006 with a 30-day written notice to the Lender and no prepayment penalties apply. The total loan amount is $37,000 of which $31,291 was allocated to Sawgrass and $5,709 was allocated to The Oasis at Sawgrass.

(13)
The loan commitment has a term of three years with two one-year options. The interest rate will be Libor plus 135 basis points until completion and occupancy requirements are met. Once achieved, the interest rate will be Libor plus 120 basis points. The interest rate can be further reduced to Libor plus 110 basis points when the project achieves a DSC ratio for three months of 1.35. The new loan is guaranteed severally by the Company (50%) and Simon Property Group, L.P. (50%) and can be reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of loan amount; (ii) reduced to 50% upon achieving completion and occupancy requirements; (iii) reduced to 35% upon achieving a DSC ratio of 1.20 for three consecutive months; (iv) and reduced to 20% upon achieving a DSC ratio of 1.35 for three consecutive months subsequent to the prior condition. As of September 30, 2001, the Company's guarantee amount was 17.5%.

(14)
The indebtedness may be prepaid, in whole or in part, upon five business days notice to the Administrative Agent.

(15)
The loan commitment has a term of three years with a one-year extension option. The principal is guaranteed by the Company and can be reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of loan amount; (ii) upon completion of construction, grand opening and a DSC ratio of 1.00 the Guaranteed Amount will reduce 50%. (iii) and upon achieving a DSC ration of 1.25 the Guaranteed Amount will reduce to 25%. As of September 30, 2001, the guarantee amount was 25%.

(16)
The interest is considered fixed, since the variable portion of the interest rate has a cap of 7.00% and a floor of 6.275%.

(17)
The indebtedness may be prepaid, in whole or in part, upon three business days to the Administrative Agent, provided that each prepayment under this loan shall include all interest accrued on the amount of principal prepaid (and all late charges and other sums that may be payable) through the day of prepayment.

(18)
The loan commitment has a term of three years with a one-year extension option. The principal is guaranteed by the Company and can be reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of loan amount; (ii) upon completion of construction, fulfilling certain occupancy requirements as defined per construction loan agreement and a DSC ratio of 1.10 the Guaranteed Amount will reduce to 50%. On September 29, 2000, the Company entered into a modification agreement whereby the loan commitment was increased from $168,000 to $176,000. As of September 30, 2001, the guarantee amount was 50%.

(19)
The indebtedness is prepayable, in whole or in part, at any time upon three days prior to notice to Lender without prepayment penalty. Any partial prepayments shall be in $100 increments.

(20)
The principal and interest are guaranteed by the Company and Simon Property Group. The Company's guarantee may be reduced as follows: (i) upon closing the construction loan, the "Guaranteed Amount" was 50% of loan amount, (ii) upon completion of construction, and fulfilling certain occupancy requirements as defined in the construction loan agreement, the Guaranteed Amount was reduced to 25%; (iii) upon achieving a DSC ratio of 1.20 the Guaranteed Amount was reduced to 17.5%; (iv) upon achieving a DSC ratio of 1.35 for three consecutive months subsequent to the prior condition the Guaranteed Amount was reduced to 10%. As of September 30, 2001, the guarantee amount was 10%.

(21)
Prepayable, in whole or in part, at any time upon ten days prior notice to Lender without prepayment penalty.

(22)
The principal is guaranteed by the Company and Simon Property Group and is limited to 50% of principal and interest.

(23)
The interest rate will be Libor plus 225 basis points until the construction phase completion date has occurred, the DSC ratio has equaled or exceeded 1.25, the occupancy requirements are met, and there has been no event of default. Once achieved, the interest rate will be Libor plus 200 basis points. The interest rate can be further reduced to Libor plus 175 basis points when the project achieves a DSC ratio of 1.40 and the borrower has prepaid at least $10 million of the principal amount.

(24)
This indebtedness may be prepaid in whole or in part, at any time upon seven days prior notice to Lender without prepayment penalty. Prepayment shall include all interest accrued on loan through prepayment date (and all late charges and other sums that may be payable) through the date of prepayment.

(25)
The principal and interest are guaranteed by the Company and may be reduced as follows: (i) upon completion of the construction phase, satisfaction of leasing and occupancy requirements per the loan agreement, and achievement of a DSC ratio of 1.10, the Guaranteed Amount will be 50% of the loan amount; or (ii) upon satisfaction of the previous conditions, leasing and occupancy requirements, and a DSC ratio of 1.25, the Guaranteed Amount will be 25% of the loan amount.

THE MILLS CORPORATION
SPECIALTY STORE TENANT REPORTED SALES ANALYSIS
September 30, 2001
(unaudited)

Gross Sales (PSF) (1)
Twelve Months Ended September 30,	Current Year	Prior Year	Percentage Change
2001	$335	$334	0.3%
2000	$350	$335	4.5%
1999	$347	$344	0.9%
Comparable Sales (in thousands) (2)
Nine Months Ended September 30,	Current Year	Prior Year	Percentage Change
2001	$856,249	$874,410	(2.1%	)
2000	$767,064	$760,852	0.8%
1999	$568,004	$565,716	0.4%

Notes:

(1)
Amounts represent gross sales per square foot ("PSF") as reported by our specialty store tenants for each of the twelve-month periods ended September 30, presented above, and includes only those projects that in the Company's view have achieved stabilized performance levels.

      The projects included in the respective years are as follows:

2001	Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, Ontario Mills, Grapevine Mills, Arizona Mills, The Block at Orange, The Oasis at Sawgrass, Concord Mills and Katy Mills.
2000	Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, Ontario Mills, Grapevine Mills, Arizona Mills, and The Block at Orange.
1999	Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, and Ontario Mills.
(2)
For each of the years presented above, comparable sales include only those tenants that have been in occupancy for the prior 21-month periods ended September 30, 2001, 2000, and 1999, respectively, as compared with September 30 of the prior year. Concord Mills, Katy Mills, Opry Mills and Arundel Mills, which opened September 1999, October 1999, May 2000 and November 2000, respectively, are excluded from this analysis, since these projects have not achieved stabilized performance levels.

THE MILLS CORPORATION
CAPITAL EXPENDITURES
(unaudited)

Mills, Block and Community Centers Combined (1), (2), (3)

			Years Ended December 31,
	Nine Months Ended September 30, 2001
			2000		1999
Recurring Non-Tenant Capital Expenditures (4)
Costs	$738,966		$1,173,885		$284,206
Per Square Foot (5)	0.07		0.10		0.03
Recurring Tenant Improvement/Leasing Costs (6)
Costs	$1,199,059		$3,617,617		$3,934,656
Per Square Foot Improved (7)	6.41		7.60		8.52
Per Square Foot (5)	0.13		0.37		0.38
Total Recurring Costs
Costs	$1,938,025		$4,791,502		$4,218,862
Per Square Foot (5)	0.19		0.47		0.41
Non-Recurring Tenant Improvements/Leasing Costs (6)
Costs	$4,258,224	(8)	$27,614,724	(8)	$22,811,936	(8)
Per Square Foot Improved (9)	18.60		61.40		51.85
Per Square Foot (5)	0.36		2.25		1.91
Work in Process (10)
Cumulative Improved Costs	$7,158,275		$1,989,851		$2,676,259
Cumulative Improved Costs Per Square Foot (11)	14.27		13.92		18.81

Notes:

(1)
Analysis excludes projects that have not reached stabilized performance levels.
(2)
Capital expenditures include only the Company's share of costs related to the joint venture projects. The capital expenditures for the twelve months ended December 31, 1999 have been adjusted to include only the Company's share of costs related to the joint ventures as compared with the total costs for the joint ventures as previously reported.
(3)
The Company sold ten of its eleven community centers during the third quarter of 2000.
(4)
Recurring non-tenant capital expenditures include expenditures that are neither tenant related nor recoverable from tenants.
(5)
Expenditures divided by total GLA of the properties (excluding space owned by certain anchor store tenants).
(6)
Recurring and Non-Recurring Tenant Improvements/Leasing Costs are comprised of tenant-specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.
(7)
Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures.)
(8)
Includes expansion costs for Franklin Mills and Gurnee Mills and non-recurring remerchandising costs. Excludes expansion costs for Sawgrass Mills Phase III (The Oasis at Sawgrass), Ontario Mills and Grapevine Mills.
(9)
Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.
(10)
Work in Process is comprised of construction in progress that will be shown as Recurring Tenant Improvement/Leasing Costs or Non-Recurring Tenant Improvement/Leasing Costs when the work is completed.
(11)
Calculated as Work in Process divided by GLA of all space with work in process.

THE MILLS CORPORATION
CAPITAL EXPENDITURES (continued)
(unaudited)

Mills and Block Portfolio (1), (2)

			Years Ended December 31,
	Nine Months Ended September 30, 2001
			2000		1999
Recurring Non-Tenant Capital Expenditures (3)
Costs	$738,918		$1,025,745		$111,657
Per Square Foot (4)	0.08		0.11		0.01
Recurring Tenant Improvement/Leasing Costs (5)
Costs	$1,199,059		$2,872,457		$3,647,528
Per Square Foot Improved (6)	6.41		8.03		9.28
Per Square Foot (4)	0.15		0.37		0.44
Total Recurring Costs
Costs	$1,937,977		$3,898,202		$3,759,185
Per Square Foot (4)	0.22		0.48		0.45
Non-Recurring Tenant Improvements/Leasing Costs (5)
Costs	$4,032,677	(7)	$18,529,987	(7)	$16,842,194	(7)
Per Square Foot Improved (8)	22.99		57.36		64.28
Per Square Foot (4)	0.40		1.87		1.73
Work in Process (9)
Cumulative Improved Costs	$7,155,699		$1,989,851		$1,955,746
Cumulative Improved Costs Per Square Foot (10)	14.41		13.92		38.97

Notes:

(1)
Analysis excludes projects that have not reached stabilized performance levels.
(2)
Capital expenditures include only the Company's share of costs related to the joint venture projects. The capital expenditures for the twelve months ended December 31, 1999 have been adjusted to include only the Company's share of costs related to the joint ventures as compared with the total costs for the joint ventures as previously reported.
(3)
Recurring non-tenant capital expenditures include expenditures that are neither tenant related nor recoverable from tenants.
(4)
Expenditures divided by total GLA of the properties (excluding space owned by certain anchor store tenants).
(5)
Recurring and Non-Recurring Tenant Improvements/Leasing Costs are comprised of tenant-specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.
(6)
Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures.)
(7)
Includes expansion costs for Franklin Mills and Gurnee Mills and non-recurring remerchandising costs. Excludes expansion costs for Sawgrass Mills Phase III (The Oasis at Sawgrass), Ontario Mills and Grapevine Mills.
(8)
Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.
(9)
Work in Process is comprised of construction in progress that will be shown as Recurring Tenant Improvement/Leasing Costs or Non-Recurring Tenant Improvement/Leasing Costs when the work is completed.
(10)
Calculated as Work in Process divided by GLA of all space with work in process.

THE MILLS CORPORATION
CAPITAL EXPENDITURES (continued)
(unaudited)

Community Centers (1)

		Years Ended December 31,
	Nine Months Ended September 30, 2001
		2000	1999
Recurring Non-Tenant Capital Expenditures (2)
Costs	$48	$148,140	$172,549
Per Square Foot (3)	0.00	0.07	0.08
Recurring Tenant Improvement/Leasing Costs (4)
Costs	$—	$745,160	$287,128
Per Square Foot Improved (5)	—	5.82	3.83
Per Square Foot (3)	—	0.34	0.13
Total Recurring Costs
Costs	$48	$893,300	$459,677
Per Square Foot (3)	0.00	0.41	0.21
Non-Recurring Tenant Improvements/Leasing Costs (4)
Costs	$225,548	$9,084,737	$5,969,742
Per Square Foot Improved (6)	3.33	72.90	33.49
Per Square Foot (3)	0.10	4.12	2.71
Work in Process (7)
Cumulative Improved Costs	$2,576	$—	$720,513
Cumulative Improved Costs Per Square Foot (8)	0.46	—	7.83

Notes:

(1)
The Company sold ten of its eleven community centers during the third quarter of 2000.

(2)
Recurring non-tenant capital expenditures include expenditures that are neither tenant related nor recoverable from tenants.

(3)
Expenditures divided by total GLA of the properties (excluding space owned by certain anchor store tenants).

(4)
Recurring and Non-Recurring Tenant Improvements/Leasing Costs are comprised of tenant-specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.

(5)
Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures.)

(6)
Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.

(7)
Work in Process is comprised of construction in progress that will be shown as Recurring Tenant Improvements/Leasing Costs or Non-Recurring Tenant Improvements/Leasing Costs when the work is completed.

(8)
Calculated as Work in Process divided by GLA of all space with work in process.

THE MILLS CORPORATION
KEY FINANCIAL RATIOS
(unaudited, dollars in thousands except ratio and per share data)

	As of and for the Twelve Months Ended September 30,
	2001	2000
COVERAGE RATIOS (Trailing 12 months EBITDA with JVs, Interest Expense with JVs) (1)
Consolidated Interest Expense (net of loan cost amortization)	$54,863	$53,235
JV Portion of Interest Expense (net of loan cost amortization) (2), (3)	33,003	24,355

Total Interest Expense	$87,866	$77,590

Interest Coverage Ratio (EBITDA / Interest Expense)	2.43	2.42
Fixed Charge Ratio (EBITDA / Interest Expense and Principle Amortization)	2.16	2.22
LEVERAGE RATIOS
Consolidated Debt to Market Capitalization Ratio	48.9%	55.5%
Consolidated Debt plus Convertible Preferred Stock to Market Capitalization Ratio	52.7%	55.5%
Total Debt to Market Capitalization Ratio (includes Mills' Share of JV Debt)	59.9%	65.6%
Total Debt plus Convertible Preferred Stock to Market Capitalization Ratio (includes Mills' Share of JV Debt)	62.8%	65.6%
PAYOUT RATIOS (Trailing 12 months)
Dividends Paid	$81,658	$81,082
Funds from Operations	$113,953	$102,347
Adjusted Funds from Operations	$110,055	$96,913
FFO Payout Ratio (Dividends / FFO)	0.72	0.79
AFFO Payout Ratio (Dividends / AFFO)	0.74	0.84
DEBT INDICATORS
Weighted Average Maturity (Includes Mills' Share of JV Debt)	6.09 yrs	3.45 yrs
Weighted Average Interest Rate (Consolidated Debt Only)	7.32%	8.37%
Weighted Average Interest Rate (Includes Mills' Share of JV Debt)	6.90%	8.19%
Fixed Rate Debt % (Consolidated Debt Only)	89.4%	52.9%
Fixed Rate Debt % (Includes Mills' Share of JV Debt) (3)	79.6%	51.2%

Notes:

(1)
For the trailing twelve months, as calculated on page 29.
(2)
Includes annualized interest expense for Arundel Mills.
(3)
Assumes Opry Mills as fixed rate debt, since the variable portion of the interest rate has a cap of 7.00% and a floor of 6.275%.

THE MILLS CORPORATION
KEY FINANCIAL RATIOS (Continued)
(unaudited, dollars in thousands except ratio and per share data)

	As of and for the Twelve Months Ended September 30,
	2001	2000
MARKET CAPITALIZATION CALCULATIONS
Shares and units outstanding (end of quarter)	43,732	39,139
Stock price (end of quarter)	$21.380	$18.938

Equity Market Capitalization (A)	$934,990	$741,195

Consolidated Debt (end of quarter)	$965,386	$926,267
Mills Share of JV Debt (end of quarter)	541,037	484,136

Total Debt (B)	$1,506,423	$1,410,403

Convertible Preferred Stock (C)	$75,000	$—

Total Market Capitalization (A) + (B) + (C)	$2,516,413	$2,151,598

EBITDA CALCULATION
Income Before Extraordinary Items and Minority Interest	$44,487	$61,716
Less: Equity in Earnings of Unconsolidated JVs before Extraordinary Items	(15,485)	(11,163)
Less: Sale of Community Centers	—	(18,370)
Plus: Consolidated Depreciation and Amortization	43,201	39,039
Plus: Consolidated Interest Expense	54,863	53,235
Plus: JV Share of EBITDA from JV Investments (1)	86,099	63,406

Total EBITDA	$213,165	$187,863

FFO and AFFO (Trailing 12 months)
Funds from Operations	$113,953	$102,347
Less: Recurring Capital Expenditures	(3,506)	(5,434)

Adjusted Funds From Operations	$110,447	$96,913

Note:

(1)
Includes annualized EBITDA for Arundel Mills.

QuickLinks

  Exhibit 99.1
THE MILLS CORPORATION SUPPLEMENTAL INFORMATION Table of Contents As of September 30, 2001
THE MILLS CORPORATION OVERVIEW
THE MILLS CORPORATION SUMMARY OF OPERATING PROPERTIES
THE MILLS CORPORATION SUMMARY OF PROPERTIES UNDER CONSTRUCTION
THE MILLS CORPORATION SUPPLEMENTAL FINANCIAL DATA (unaudited, in thousands, except per share data)
THE MILLS CORPORATION PROPERTY OPERATING INCOME (unaudited, in thousands)
THE MILLS CORPORATION PROPERTY OPERATING INCOME (unaudited, in thousands)
THE MILLS CORPORATION PROPERTY OPERATING INCOME (unaudited, in thousands)
THE MILLS CORPORATION PROPERTY OPERATING INCOME (unaudited, in thousands)
THE MILLS CORPORATION UNCONSOLIDATED JOINT VENTURES NET INCOME AND FUNDS FROM OPERATIONS (unaudited, in thousands)
THE MILLS CORPORATION LEASE EXPIRATION SCHEDULE Wholly-Owned Properties (1) (unaudited)
THE MILLS CORPORATION LEASE EXPIRATION SCHEDULE (continued) Unconsolidated Joint Venture Properties (1) (unaudited)
THE MILLS CORPORATION RENTAL RATES (1) (unaudited)
THE MILLS CORPORATION AVERAGE RENTS (unaudited)
THE MILLS CORPORATION SUMMARY OF OUTSTANDING CONSOLIDATED INDEBTEDNESS As of September 30, 2001 (unaudited, dollars in thousands)
THE MILLS CORPORATION SUMMARY OF OUTSTANDING UNCONSOLIDATED INDEBTEDNESS As of September 30, 2001 (unaudited, dollars in thousands)
THE MILLS CORPORATION SPECIALTY STORE TENANT REPORTED SALES ANALYSIS September 30, 2001 (unaudited)
THE MILLS CORPORATION CAPITAL EXPENDITURES (unaudited)
THE MILLS CORPORATION CAPITAL EXPENDITURES (continued) (unaudited)
THE MILLS CORPORATION CAPITAL EXPENDITURES (continued) (unaudited)
THE MILLS CORPORATION KEY FINANCIAL RATIOS (unaudited, dollars in thousands except ratio and per share data)